Exhibit 10.2

Execution Version
AMENDMENT NO. 1 TO THE
TERM LOAN AGREEMENT
    Dated as of July 23, 2026
AMENDMENT NO. 1 TO THE TERM LOAN AGREEMENT (this “Amendment”) by and among CLECO CORPORATE HOLDINGS LLC, a Louisiana limited liability company (the “Borrower”), the financial institutions party hereto (collectively, the “Lenders”), which constitute the Required Lenders, and REGIONS BANK, as administrative agent for the lenders under the below described Credit Agreement (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS:
(1)    The Borrower, the Lenders and the Administrative Agent are parties to a Term Loan Agreement dated as of April 24, 2026 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)    The parties hereto desire to make the amendments to the Credit Agreement set forth below on the terms as hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Certain Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below) the Credit Agreement shall be amended as follows:
(a)    The following definitions shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
““Acquisition” means the direct or indirect acquisition of Cleco Group LLC by the Sponsors pursuant to the Equity Purchase Agreement.”

““Acquisition Effective Date” means the Closing Date (as defined in the Equity Purchase Agreement).”

““Board of Directors” means, with respect to any Person, (a) in the case of any corporation, the board of directors of such Person or any committee thereof duly authorized to act on behalf of such board, (b) in the case of any limited liability company, the board of managers, board of directors, manager or managing member of such Person or the functional equivalent of the foregoing or any committee thereof duly authorized to act on behalf of such board, manager or managing member, (c) in the case of any partnership, the board of directors or board of managers of the general partner of such Person and (d) in any other case, the functional equivalent of the foregoing.”

““Controlled Investment Affiliate” means, as to any Person, any other Person, other than any Investor, which directly or indirectly is in control of, is controlled by, or is under common control with such Person and is organized by such Person (or any Person controlling such Person) primarily for making direct or indirect equity or debt investments in the Borrower and/or other companies.”

““Equityholding Vehicle” means any direct or indirect parent company of the Borrower and any equityholder thereof through which Management Investors hold Equity Interests of such direct or indirect parent company.”

““Equity Purchase Agreement ” means that certain the Equity Purchase Agreement, dated as of April 24, 2026 by and between Cleco Partners L.P., a Delaware limited partnership, and affiliated entities sponsored by Stonepeak and Bernhard Capital Partners, as amended, supplemented or otherwise modified from time to time.”

““Immediate Family Members” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor.”

““Investors” means each of (a) the Sponsors and any of their Affiliates (other than any portfolio operating companies), (b) the Equityholding Vehicle, and (c) the other Persons (including existing equityholders of the Borrower (or other direct or indirect parent companies of the Borrower) prior to the consummation of the Acquisition) that have rolled over or invested equity in the Borrower (or any direct or indirect parent company of the Borrower) as of the Acquisition Effective Date and any of their Affiliates or Immediate Family Members, in each case, and any funds, partnerships or other investment vehicles managed or directly or indirectly controlled by them.”

““IPO Entity” means, at any time upon and after a Qualifying IPO, the Borrower or a direct or indirect parent entity of the Borrower, the Equity Interests of which were (x) issued or otherwise sold in a transaction described in the definition of “Qualifying IPO” or (y) purchased or otherwise acquired, by merger, consolidated or otherwise, in a transaction described in clause (y) of the definition of “Qualifying IPO”.”

““Management Investors” means the current, former or future members of the Board of Directors, officers, employees and managers of the Borrower and/or its Subsidiaries who are or become (directly or indirectly through one or more Equityholding Vehicles) investors in the Borrower (or any direct or indirect parent thereof), in each case and their Controlled Investment Affiliates and Immediate Family Members.”

““Permitted Holders” means (a) the Investors, (b) the Management Investors (including, for the avoidance of doubt, any Equityholding Vehicle through which the Management Investors hold Equity Interests), (c) any other holder of a direct or indirect Equity Interest in Borrower (or any direct or indirect parent thereof) as of the Acquisition Effective Date and any of their respective Affiliates and funds or partnerships managed or advised by any of such holders or any of their respective Affiliates, (d) any Person who is acting solely as an underwriter in connection with a public or private offering of Equity Interests of any parent entity of the Borrower or the Borrower, acting in such capacity, (e) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) of which any of the foregoing are members if a majority of the Equity Interests owned by the group is owned by Permitted Holders under clause (a) or (b) above, (f) any Permitted Parent and (g) any Permitted Plan.”
““Permitted Parent” means any direct or indirect parent entity of the Borrower, or an IPO Entity, that at the time it became a parent entity of the Borrower, or an IPO Entity, was a Permitted Holder pursuant to clause (a) or (b) of the definition thereof (other than a Person formed in connection with, or in contemplation of, a Change of Control transaction that results in a modification of the beneficial ownership of the Borrower).”

““Permitted Plan” means any employee benefit plan of the Borrower or any of its Affiliates and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan.”

(b)    The following definitions in Section 1.01 of the Credit Agreement shall be amended and restated in their entirety as follow:
““Change in Control” means:

(1) prior to the Acquisition Effective Date:

(a) (i) at any time prior to a Qualifying IPO, the Sponsors shall cease to collectively directly or indirectly own and control, both legally and beneficially, more than 50% of the voting equity interests in the Borrower on a fully diluted basis (and taking into account all such securities that such “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act of 1934) has the right to acquire pursuant to any option right) and (ii) at any time following a Qualifying IPO, any “person” or “group” owns a greater percentage of the voting equity interests in the Borrower than the Sponsors collectively hold;

(b) the Sponsors shall cease to collectively directly or indirectly have the right to elect a majority in voting power of the Board of Directors of the Borrower; or

(c) the Borrower shall cease to own, directly or indirectly, 100% of the equity interests of Power other than any such equity interests (not to exceed at any time, in the aggregate, 5.0% of all issued and outstanding equity interests in Power) owned by current or former officers, directors and employees of Power (or their respective family members, estates or trusts or other entities for the benefit of any of the foregoing) in connection with any long-term incentive plan; and

(2) upon and after the Acquisition Effective Date:

(a) prior to a Qualifying IPO, the failure by one or more Permitted Holders to own, directly or indirectly through one or more holding company parents of the Borrower, beneficially and of record, Equity Interests in the Borrower representing at least a majority of the aggregate ordinary voting power for the election of the Board of Directors of the Borrower represented by the issued and outstanding Equity Interests in the Borrower, unless one or more Permitted Holders otherwise have the right (pursuant to contract, proxy or otherwise), directly or indirectly, to designate, nominate or appoint (and do so designate, nominate or appoint) a majority of the Board of Directors of the Borrower;

(b) after a Qualifying IPO, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group, other than one or more Permitted Holders (directly or indirectly, including through one or more holding companies), of Equity Interests representing 50% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the IPO Entity and the percentage of the aggregate ordinary voting power so held is greater than the percentage of the aggregate ordinary voting power represented by the Equity Interests in the IPO Entity held by one or more Permitted Holders, unless one or more Permitted Holders (directly or indirectly, including through one of more holding companies) otherwise have the right (pursuant to contract, proxy or otherwise), directly or indirectly, to designate, nominate or appoint (and do so designate, nominate or appoint) a majority of the Board of Directors of the IPO Entity; or

(c) the Borrower shall cease to own, directly or indirectly, 100% of the equity interests of Power other than any such equity interests owned by current, former or future officers, directors and employees of Power and its Subsidiaries (or their respective Immediate Family Members, estates or trusts or other entities for the benefit of any of the foregoing) in connection with any long-term incentive plan.

For purposes of clause (2) of this definition, (i) “beneficial ownership” shall be as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act, (ii) the phrase Person or “group” is within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person or “group” and its subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, (iii) if any Person or “group” includes one or more Permitted Holders, the issued and outstanding Equity Interests of the IPO Entity or the Borrower, as applicable, directly or indirectly owned by the Permitted Holders that are part of such Person or “group” shall not be treated as being owned by such Person or “group” for purposes of determining whether clause (2)(c) of this definition is triggered, (iv) a Person or “group” (other than a Permitted Holder) shall not be deemed to beneficially own Equity Interests (x) to be acquired by such Person or “group” pursuant to an equity or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Equity Interests in connection with the transactions contemplated by such agreement or (y) solely as a result of veto or approval rights in any joint venture agreement, shareholder agreement, investor rights agreement or other similar agreement (in each case, so long as such Person does not have the right to direct the voting of the Equity Interests subject to such right), (v) a Person or group (other than a Permitted Holder) will not be deemed to beneficially own Equity Interests of another Person as a result of its ownership of Equity Interests or other securities of such other Person’s parent (or related contractual rights) unless it owns more than 50% of the total voting power of the Equity Interests of such Person’s parent and (vi) the right to acquire Equity Interests (so long as such Person does not have the right to direct the voting of the Equity Interests subject to such right) or any veto power in connection with the acquisition or disposition of Equity Interests will not cause a party to be a beneficial owner.”

““Qualifying IPO” means (1) prior to the Acquisition Effective Date, the issuance by the Borrower or any other direct or indirect parent of the Borrower of its common stock in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the Securities and Exchange Commission (or any Governmental Authority succeeding to any of its principal functions) in accordance with the Securities Act of 1933 (whether alone or in connection with a secondary public offering) and (2) upon and after the Acquisition Effective Date, (x) the initial underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8) of common Equity Interests of the Borrower or a parent entity of the Borrower or (y) any other transaction which results in the common Equity Interests of the Borrower or a parent entity of the Borrower being publicly traded (including, without limitation, the purchase or other acquisition, by merger, consolidation or otherwise, of a majority of equity interests of the Borrower or a parent entity of the Borrower by any publicly traded special purpose acquisition company, targeted acquisition company or any entity similar to the foregoing (or any subsidiary thereof)).
““Sponsors” means (1) prior to the Acquisition Effective Date, MIP Cleco Partners L.P., bcIMC Como Investment Limited Partnership and John Hancock Life Insurance Company (U.S.A.), and each of their respective Affiliates and (2) upon and after the Acquisition Effective Date, Stonepeak Partners LP, Bernhard Capital Partners Management, LP and their respective Affiliates and funds or partnerships managed or advised by any of Stonepeak Partners LP, Bernhard Capital Partners Management, LP or any of their respective Affiliates.”

SECTION 2.    Conditions to Effectiveness.
The amendments to the Credit Agreement set forth in Section 1 above shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or waived:
(a)     The Administrative Agent shall have received counterparts hereof executed by the Borrower and each Lender.
(b)    The Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower, dated the Amendment Effective Date, certifying the representations set forth in Section 3 below.
(c)    The Borrower shall have paid all accrued and invoiced fees and expenses of the Administrative Agent associated with this Amendment (including to the extent invoiced to the Borrower at least two Business Days prior to the date hereof, the accrued and invoiced fees and expenses of Allen Overy Shearman Sterling US LLP, counsel to the Administrative Agent owing pursuant to the Credit Agreement).
SECTION 3.    Representations and Warranties. The Borrower represents and warrants that all representations and warranties made by the Borrower in any Financing Document shall be true and correct in all material respects (and to the extent that any such representation and warranty is otherwise qualified by materiality or material adverse effect, such representation and warranty shall be true and correct in all respects) on and as of the date hereof (or to the extent that such representations and warranties specifically refer to a specified date, as of such specified date) and (ii) no Default or Event of Default under the Financing Documents exists or will exist immediately after giving effect to this Amendment.
SECTION 4.    Reference to and Effect on the Credit Agreement and the Other Financing Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Financing Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)        The Credit Agreement and the other Financing Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

(d)     This Amendment is subject to the provisions of Section 9.02 of the Credit Agreement and constitutes a Financing Document.
SECTION 5.    Costs and Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses of the Administrative Agent (in its capacity as such) in connection with the preparation and administration of this Amendment (including, without limitation, the reasonable fees, expenses and disbursements of the Administrative Agent’s special counsel and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.03 of the Credit Agreement.
SECTION 6.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
SECTION 7.    Governing Law. This Amendment shall be and construed in accordance with and governed by the law of the State of New York.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.
BORROWER:    CLECO CORPORATE HOLDINGS LLC

By: /s/ Kristin L Guillory
Name: Kristin L Guillory
Title: CFO

By: /s/ Vincent Sipowicz
Name: Vincent Sipowicz
Title: Treasurer
[Signature Page to Cleco Holding Term Loan Amendment No. 1]

ADMINISTRATIVE AGENT:    REGIONS BANK, as Administrative
AND LENDERS    Agent and as a Lender

By: /s/ Tom Scheinzbach
Name: Tom Scheinzbach
Title: Director
[Signature Page to Cleco Holding Term Loan Amendment No. 1]

JPMORGAN CHASE BANK, N.A.,
as a Lender
By: /s/ Khawaja Tariq
Name: Khawaja Tariq
Title: Executive Director

[Signature Page to Cleco Holding Term Loan Amendment No. 1]

SUMITOMO MITSUI BANKING CORPORATION
By: /s/ Irlen Mak
Name: Irlen Mak
Title: Executive Director
[Signature Page to Cleco Holding Term Loan Amendment No. 1]

CoBank, ACB
By: /s/ David B. Willis
Name: David B. Willis
Title: Managing Director
[Signature Page to Cleco Holding Term Loan Amendment No. 1]

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH
By: /s/ Amit Vasani
Name: Amit Vasani
Title: Managing Director
[Signature Page to Cleco Holding Term Loan Amendment No. 1]

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK
By: /s/ Paul Arens
Name: Paul Arens
Title: Director

By: /s/ Felix Vasquez
Name: Felix Vasquez
Title: Director
[Signature Page to Cleco Holding Term Loan Amendment No. 1]

FIRST HORIZON BANK
By: /s/ Philip Coote
Name: Philip Coote
Title: Senior Vice President

[Signature Page to Cleco Holding Term Loan Amendment No. 1]